UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2026

YETI Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38713	45-5297111
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7601 Southwest Parkway

Austin, Texas 78735

(Address of principal executive offices, including zip code)

(Registrant's telephone number, including area code): (512) 394-9384

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	YETI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 7, 2026, YETI Holdings, Inc. (“YETI”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on the record date of March 10, 2026, there were 75,693,642 shares of YETI’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, the following proposals were submitted to a vote of YETI’s stockholders, with the final voting results indicated below:

Proposal 1 — Election of Four Class II Directors. YETI’s stockholders elected the following four directors to serve as Class II directors for a term of three years ending at the 2029 Annual Meeting of Stockholders and until their respective successors are elected and qualified.

	For	Withheld	Broker Non-Votes
Arne Arens	51,074,019	16,581,919	3,650,396
Mary Lou Kelley	45,130,243	22,525,695	3,650,396
Dustan E. McCoy	63,423,504	4,232,434	3,650,396
Robert K. Shearer	64,820,448	2,835,490	3,650,396

Proposal 2 — Approval, on an advisory basis, of the compensation paid to YETI’s named executive officers. YETI’s stockholders approved, by a non-binding advisory vote, the compensation paid to YETI's named executive officers.

For	Against	Abstained	Broker Non-Votes
65,401,738	2,123,334	130,866	3,650,396

Proposal 3 — Approval, on an advisory basis, of the frequency of future say-on-pay votes. YETI’s stockholders approved, by a non-binding advisory vote, holding future advisory votes on named executive officer compensation every year. Based on such results, YETI’s Board of Directors has determined that YETI will hold its advisory vote on the compensation of its named executive officers every year until the next required vote on the frequency of the advisory vote on named executive officer compensation.

1 Year	2 Years	3 Years	Abstained
65,246,355	155,426	2,174,458	79,699

Proposal 4 — Ratification of the Appointment of PricewaterhouseCoopers LLP as YETI’s Independent Registered Public Accounting Firm for the Fiscal Year Ending January 2, 2027. YETI’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as its independent registered public accounting firm for the fiscal year ending January 2, 2027.

For	Against	Abstained
70,108,147	1,116,793	81,394

There were no broker non-votes with respect to Proposal 4.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YETI Holdings, Inc.

Date: May 12, 2026	By:	/s/ Bryan C. Barksdale
Bryan C. Barksdale
Senior Vice President, Chief Legal Officer and Secretary